Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
April 30, 2000



Expected B Maturity 2/17/2004


Blended Coupon 6.3157%


Excess Protection Level
3 Month Average   5.84%
April, 2000   5.45%
March, 2000   5.93%
February, 2000   6.15%


Cash Yield18.08%


Investor Charge Offs 4.70%


Base Rate 7.93%


Over 30 Day Delinquency 4.72%


Seller's Interest10.74%


Total Payment Rate13.82%


Total Principal Balance$52,271,464,953.72


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$5,612,664,435.23